SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 1, 2001

                               priceline.com Incorporated
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                 (Exact name of registrant as specified in its charter)

         Delaware                     0-25581                    06-1528493
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(State or other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

      800 Connecticut Avenue, Norwalk, Connecticut                  06854
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             (Address of principal office)                        (zip code)

                                       N/A
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          (Former name or former address, if changed since last report)

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Item 9. Registration FD Disclosure.

1st quarter 2001 earnings

      On May 1, 2001, priceline.com Incorporated, a Delaware corporation, announced its results for the 1st quarter 2001 and reaffirmed its profitability expectations for the 2nd quarter 2001. The information set forth above is qualified in its entirety by reference to the press release (which includes a financial and statistical supplement issued by priceline.com on May 1, 2001), a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

            Exhibits.

               99.1 Press Release issued by priceline.com Incorporated on May 1, 2001 relating to its 1st quarter 2001 earnings.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PRICELINE.COM INCORPORATED


                                            By: /s/ Daniel Schulman
                                                --------------------------------
                                                Name: Daniel Schulman
                                                Title: Chief Executive Officer

Date: May 2, 2001

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                                  EXHIBIT INDEX

         Exhibit No.    Description
         -----------    -----------

            99.1 Press Release issued by priceline.com Incorporated on May 1, 2001 relating to its 1st quarter 2001 earnings.